UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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DELAWARE POOLED® TRUST
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Delaware Investments® A member of Lincoln Financial Group

Delaware Pooled Trust 2005 Market Street Philadelphia, Pennsylvania 19103

September 8, 2009 Dear Shareholder:

     We wish to provide you with some important information concerning your investment. As a shareholder of The Intermediate Fixed Income Portfolio (the “Fixed Income Portfolio” or the “Acquired Fund”), a series of Delaware Pooled Trust, we wish to inform you that the Board of Trustees (the “Board”) of Delaware Pooled Trust has approved the reorganization of the Fixed Income Portfolio into the Delaware Core Bond Fund (the “Core Bond Fund” or the “Surviving Fund” and together with the Fixed Income Portfolio, the “Funds”), which is a series of Delaware Group Income Funds. The Acquired Fund and the Surviving Fund pursue identical investment objectives, possess substantially similar investment strategies, and are managed by the same portfolio managers. The action of the Board to reorganize the Fixed Income Portfolio into the Core Bond Fund is subject to approval of the Fixed Income Portfolio’s shareholders.

     This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes the terms of the proposed reorganization. Also enclosed you will find your written consent card and return envelope. Please complete, date and sign the written consent card and return it in the enclosed, postage-prepaid envelope or by facsimile. Consent must be submitted to the Secretary of Delaware Pooled Trust by 3:00 p.m., Eastern time, on September 15, 2009.

     Your response to this solicitation is important. Failure to return the enclosed written consent card will have the effect of a vote against the approval of the reorganization. The Board recommends that all shareholders consent to the reorganization of the Fixed Income Portfolio into the Core Bond Fund.

Your continued interest in and support of the Funds are greatly appreciated.

Sincerely, /s/ Patrick P. Coyne Patrick P. Coyne President Delaware Pooled Trust

DELAWARE POOLED TRUST 2005 Market Street Philadelphia, Pennsylvania 19103 _____________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of The Intermediate Fixed Income Portfolio (the “Fixed Income Portfolio”):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are furnished to you by Delaware Pooled Trust (the “Trust”) in connection with the solicitation, on behalf of the Trust’s Board of Trustees (the “Board”), of written consents from the holders of the Fixed Income Portfolio’s outstanding shares to take action without a shareholders’ meeting.

The Board is requesting the shareholders of the Fixed Income Portfolio to consent to a reorganization (the “Reorganization”) of the Fixed Income Portfolio into the Delaware Core Bond Fund, which is a series of Delaware Group Income Funds.

We have established the close of business on August 1, 2009 as the record date (the “Record Date”) for determining shareholders entitled to submit written consents.

We request that each shareholder complete, date and sign the enclosed written consent card and promptly return it in the enclosed postage-prepaid envelope or fax it to the Secretary of the Trust at (215) 255-1640. To be counted, your properly completed written consent card must be received at or before 3:00 p.m., Eastern time, on September 15, 2009 (the “Expiration Date”), subject to extension by the Board.

Your response is important. If you do not return the enclosed written consent card, this will be treated as a failure to consent to the proposed Reorganization. We recommend that all shareholders consent to the Reorganization by marking the box entitled “CONSENT” with respect to the proposal on the enclosed written consent card. If you sign and send in the written consent card but do not indicate that you want to consent to the proposed Reorganization, we will treat this as a consent to the proposal.

Consents may be revoked by shareholders at any time prior to the time that we receive and accept the written consent of the holders of a majority of the outstanding shares of the Fixed Income Portfolio entitled to act.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER CONSENT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WRITTEN CONSENT AS PROMPTLY AS POSSIBLE.

By Order of the Board of Trustees, /s/ David F. Connor
Philadelphia, Pennsylvania September 8, 2009	David F. Connor Secretary

DELAWARE POOLED TRUST 2005 Market Street Philadelphia, Pennsylvania 19103 _____________________________

CONSENT SOLICITATION STATEMENT _____________________________

General

     This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of The Intermediate Fixed Income Portfolio (the “Fixed Income Portfolio” or the “Acquired Fund”), a series of Delaware Pooled Trust (the “Trust”) to approve the reorganization (the “Reorganization”) of the Fixed Income Portfolio into the Delaware Core Bond Fund (the “Core Bond Fund” or the “Surviving Fund” and together with the Fixed Income Portfolio, the “Funds”), which is a series of Delaware Group Income Funds. The Core Bond Fund has been established for the purpose of acquiring the assets and liabilities of the Fixed Income Portfolio in connection with the Reorganization. The Core Bond Fund currently does not have any assets.  This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

     The Trust’s Board of Trustees (the “Board”) has elected to obtain shareholder approval of the Reorganization by written consent, rather than by calling a special meeting of shareholders. Written consents are being solicited from all of the Fixed Income Portfolio’s shareholders pursuant to the Trust’s Amended and Restated By-Laws.

     Voting materials, which include this Consent Solicitation Statement and a written consent card, are being mailed to all shareholders on or about September 8, 2009. The Board set the close of business on August 1, 2009 as the as the record date (the “Record Date”) for determining shareholders entitled to act with respect to the consent. As of the Record Date, the Fixed Income Portfolio had outstanding 712,210 shares (the “Shares”), held of record by 6 registered holders.

Vote Required

     In order to approve the Reorganization, we must receive the written consent of a majority of the outstanding Shares (the “Requisite Consent”). Each shareholder of record on the Record Date will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold in connection with the Reorganization. Because all outstanding Shares are held directly with the Fixed Income Portfolio’s transfer agent, there will not be any broker non-votes. Abstentions will be treated as votes against the proposal. If you do not consent to the Reorganization or if you do not vote at all (abstain), and we do not otherwise obtain enough consents to approve the Reorganization, the Reorganization will not be approved. The Board recommends that you CONSENT to the Reorganization.

How to Submit Consents

     All written consents that are properly completed, signed and delivered prior to the Expiration Date, and not revoked prior to our acceptance of the written consents, will be accepted. If you have any questions about the consent solicitation or how to vote or revoke your written consent, or if you should need additional copies of this Consent Solicitation Statement or voting materials, please contact Mary Ellen Carrozza at (215) 255-8687.

     Shareholders of record who desire to consent to the Reorganization may do so by mailing or delivering the applicable written consent to the Secretary of the Trust using the enclosed, postage pre-paid envelope and in accordance with the instructions contained in the written consent.

     If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the Reorganization of the Fixed Income Portfolio into the Core Bond Fund. Failure to return the enclosed written consent card will have the same effect as a vote against approval of the Reorganization.

     Written consents by the shareholder(s) must be executed in exactly the same manner as the name(s) appear(s) on the share certificates or account registration. If shares to which a written consent relates are held of record by two or more joint holders, all such holders must sign the written consent. If a signature is by a trustee, executor, administrator, guardian, proxy, attorney-in-fact, officer of a corporation or other record holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person’s authority so to act. If shares are registered in different names, separate written consents must be executed covering each form of registration.

A SHAREHOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WRITTEN CONSENT (OR PHOTOCOPY THEREOF) FOR SUCH HOLDER’S SHARES TO THE SECRETARY OF THE TRUST. SUCH WRITTEN CONSENT MAY BE DELIVERED TO THE SECRETARY OF THE TRUST BY HAND, MAIL, FACSIMILE OR BY OVERNIGHT COURIER.

Expiration Date; Amendments

     The term “Expiration Date” means 3:00 p.m., Eastern time, on September 15, 2009, unless the requisite consents are received prior to such date, in which case, this solicitation will expire on the date that such requisite consents are obtained.

     Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate the solicitation, or to delay accepting written consent cards.

Revocation of Consents

     Written consents may be revoked or withdrawn by the shareholders at any time prior to the date we have received the requisite consents and have accepted them or prior to 3:00 p.m., Eastern time, on the Expiration Date. To be effective, a written or facsimile revocation or withdrawal of the written consent card must be received by the Secretary of the Trust prior to such time and addressed as follows: Secretary, Delaware Pooled Trust, 2005 Market Street, 29th Floor, Philadelphia, PA 19103; or by facsimile to (215) 255-1640. A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Solicitation of Consents

     The Board is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Reorganization. Certain Trustees or officers of the Trust or employees of Delaware Management Company (the “Manager”) may solicit written consents by mail, facsimile or in person. The Manager will pay for the costs of solicitation.

PROPOSAL:	TO APPROVE THE REORGANIZATION OF THE INTERMEDIATE FIXED INCOME PORTFOLIO INTO THE DELAWARE CORE BOND FUND, A SERIES OF DELAWARE GROUP INCOME FUNDS

     The Board has approved the reorganization of the Fixed Income Portfolio into the Delaware Core Bond Fund, which is a series of Delaware Group Income Funds, subject to shareholder approval. Shareholders of record of the Fixed Income Portfolio on the Record Date are entitled to submit written consents. Each share of record on the Record Date is entitled to one vote (and a proportionate fractional vote for each fractional share) on the Reorganization proposal.

     This Consent Solicitation Statement should be kept for future reference. The Fixed Income Portfolio’s most recent annual shareholder report, including financial statements, for the fiscal year ended October 31, 2008 is available on the Internet at www.delawareinvestments.com and has been previously mailed to shareholders. If you would like to receive additional copies of the annual shareholder report free of charge, or copies of any subsequent shareholder report, please contact Delaware Investments by writing to the address set forth on the first page of this Proxy Statement or by calling 1-(800) 231-8002. The prospectus for Delaware Core Bond Fund will accompany this Consent Solicitation Statement.

The Reorganization.

     The proposed Reorganization would involve the transfer of all of the assets and liabilities of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at its then-current market value as determined in accordance with the Acquired Fund’s valuation procedures. Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund. The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund. After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will be terminated.

     The Reorganization is intended to be a tax-free transaction for federal income tax purposes. This means that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. This also means that the Reorganization will be a tax-free transaction for the Surviving Fund.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Agreement and Plan of Reorganization (the “Plan”), which is attached hereto as Exhibit A. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. The Acquired Fund does not expect to sell securities held in the portfolio in connection with effectuating the Reorganization. For more information about the Reorganization, see “Information About the Reorganization” below.

The Manager has undertaken to bear and pay all expenses in connection with the Reorganization.

Comparison of the Investment Objectives and Strategies of the Funds.

     The Acquired Fund and Surviving Fund have identical investment objectives: to seek maximum long term total return, consistent with reasonable risk.

     The Acquired Fund and the Surviving Fund pursue substantially similar investment strategies. Both Funds seek to achieve their objectives by investing primarily in a diversified portfolio of investment grade fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

     For further information about the Funds’ investment objectives and strategies, see “Comparison of the Funds — Investment Objectives, Principal Investment Strategies, and Portfolio Management.”

Fees and Expenses.

     The following table sets forth: (i) the fees and expenses of the Acquired Fund as of Junes 30, 2009; and (ii) the estimated fees and expenses of the Class A Shares of the Surviving Fund on a pro forma basis after giving effect to the Reorganization. The fees and expenses for the Surviving Fund are based on estimates because the Fund had not yet commenced operations as of the date of this Solicitation of Consent.

Annual Fund Operating Expenses for the Acquired Fund and the Surviving Fund

Shareholder Fees	Acquired	Pro-Forma -
(fees paid directly from your investment)	Fund	Surviving
		Fund
		(Class A
		Shares) after
		Reorganization
Maximum Sales Charge (Load) Imposed on Purchases	None	4.50%
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management Fees	0.40%[1]	0.50%[2]
Distribution and Service (12b-1) Fees	None	0.30%[3]
Other Expenses	0.74%	1.72%
Total Annual Fund Operating Expenses	1.14%	2.52%
Fee waivers and payments	(0.71%)	(1.62%)
Net expenses	0.43%	0.90%

1. The Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding, in an aggregate amount, 0.43% of the Portfolio’s average daily net assets from March 1, 2009 until such time as the waiver is discontinued. These waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Portfolio.

2. The Manager has agreed to contractually waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, non-routine expenses)) in order to prevent annual fund operating expenses from exceeding, in an aggregate amount, 0.65% of the Fund’s average daily net assets from August 26, 2009 through November 30, 2010. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees and the Manager. The Manager’s fee waivers and expense reimbursements apply only to expenses paid directly by the Fund.

3. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A Shares’ Rule 12b-1 fee for the Fund from commencement of operations through November 30, 2010 to no more than 0.25% of average daily net assets.

Expense Examples.

     The following Expense Examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Surviving Fund. Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$116	$362	$628	$1,386
Surviving Fund[1]	$694	$1,199	$1,730	$3,177

[1]	The pro forma expense example shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders who will receive Surviving Fund shares in connection with the Reorganization. If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows: $92; $630; $1,194; and $2,733, respectively.

     The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Surviving Fund’s assets, many of which are beyond the control of the Surviving Fund or the Manager.

Comparison of Sales Load and Distribution Arrangements.

     The Acquired Fund offers one class of shares that does not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.

     The Surviving Fund offers four classes of shares: Class A, Class C, Class R and Institutional Class. The Surviving Fund’s Class A Shares charge a front-end load of 4.50% at the time of purchase. The front-end sales load applicable to Class A Shares of the Surviving Fund will be waived for the shares received in the Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

     The Surviving Fund’s Class C Shares do not charge front-end loads at the time of purchase, but do charge a contingent deferred sales load of 1.00% for shares sold within 12 months after purchasing them. The Surviving Fund’s Class R Shares do not charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption. The Surviving Fund’s Class A, Class C and Class R Shares have each adopted plans pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the plans, the Class A, Class C and Class R Shares of the Surviving Fund may pay certain third parties fees at an annual rate of up to 0.30%, 1.00% and 0.60%, respectively, of their average daily net assets for the provision of distribution and/or shareholder support services. The Surviving Fund’s Institutional Class Shares do not charge front-end or contingent deferred sales loads, and have not adopted a plan pursuant to Rule 12b-1.

Comparison of Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.

     Procedures for purchasing and selling shares of the Surviving Fund differ to some degree from that of the Acquired Fund because the Surviving Fund will be sold to retail investors while the Acquired Fund is offered only to institutions and high net worth individual investors. Both Funds permit shareholders to exchange shares of the Funds with other Delaware Investments® Funds. In addition, both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary. However, the Acquired Fund requires a minimum initial investment of $1,000,000 and requires that certain eligibility requirements be satisfied. The Acquired Fund may also, in its sole discretion, permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities.

     The Acquired Fund’s Shares may be exchanged for shares of other series of the Trust or the institutional class shares of the other Delaware Investments® Funds based on the respective net asset values per share (“NAVs”) of the shares involved so long as the minimum purchase requirements are satisfied. While there are no minimum purchase requirements for the institutional class shares of other Delaware Investments® Funds, certain eligibility requirements must still be satisfied. The Surviving Fund shares may generally be exchanged for the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. However, you do not pay sales charges on shares you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. Institutional Class shares of the Surviving Fund may not be exchanged for Class A shares of another Delaware Investments® Fund, other than Delaware Cash Reserve Fund, and may not be exchanged for Class C or Class R shares of another Delaware Investments® Fund.

     Additionally, each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund’s policy is to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Acquired Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Surviving Fund will distribute net realized capital gains, if any, twice each year.

     The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Both Funds have adopted procedures for valuing portfolio assets. The table below describes how each Fund prices its shares and values its portfolio securities.

Surviving Fund	Acquired Fund

Share Price. The price you pay for shares of the	Share Price. The Acquired Fund’s Shares may be
Surviving Fund will depend on when the Fund receives	purchased at the Fund’s NAV per share. Orders will be
your purchase order. If an authorized agent or the Fund	priced at the next NAV calculated after the order is
receives your order before the close of trading on the	accepted by the Fund. Except in the case of in-kind
NYSE, you will pay that day’s closing share prices,	purchases, an order will be accepted by the Fund after
which is based on the Fund’s NAV. If your order is	(1) the Fund is notified by telephone, email, facsimile, or
received after the close of regular trading on the NYSE,	other means acceptable to the Fund of a purchase order
your will pay the next business day’s price. A business	and (2) Federal Funds have been delivered to the Fund's
day is any day that the NYSE is open for business.	agent. If notice is given or Federal Funds are delivered
after that time, the purchase order will be priced at the
close of the NYSE on the following business day that
the NYSE is open for business. The purchase price per
share for investors purchasing shares by an in-kind
procedure or by such other permitted procedure will be
the NAV next determined after acceptance by the Fund
of the investor’s purchase order.

NAV Determination. The Surviving Fund determines	NAV Determination. The Acquired Fund determines
the NAV per share for each class of the Fund at the close	the NAV per share at the close of regular trading on the
of regular trading on the NYSE on each business day	NYSE on each business day the NYSE is open for
that the NYSE is open for business. The NAV per share	business. The Fund calculates this value by adding the

for each class of the Surviving Fund is calculated by	market value of all the securities and assets in the Fund’s
subtracting the liabilities of each class from its total	portfolio, deducting all liabilities, and dividing the
assets and dividing the resulting number by the number	resulting number by the number of shares outstanding.
of shares outstanding for that class. The Fund generally	The result is the NAV per share. The Fund generally
prices securities and other assets for which market	prices securities and other assets for which market
quotations are readily available at their market value.	quotations are readily available at their market value.
For a fund that invests in foreign securities, the fund’s	For a fund that invests in foreign securities, the NAV
NAV may change on days when a shareholder will not	may change on days when the shareholders will not be
be able to purchase or sell fund shares because foreign	able to purchase or redeem Fund shares. The Fund
markets are open at times and on days when U.S.	prices fixed income securities on the basis of valuations
markets are not. The Fund prices fixed income	provided to the Fund by an independent pricing service
securities on the basis of valuations provided to the Fund	that uses methods approved by the Board. The Fund
by an independent pricing service that uses methods	prices any fixed income securities that have a maturity
approved by the Fund’s Board of Trustees. For all other	of less than 60 days at amortized cost, which
securities, the Fund uses methods approved by the	approximates market value. For all other securities, the
Fund’s Board that are designed to price securities at their	Fund uses methods approved by the Board that are
fair market value.	designed to price securities at their fair market value.

Fair Valuation. When the Surviving Fund uses fair	Fair Valuation. When the Acquired Fund uses fair
value pricing, it may take into account any factors it	value pricing, it may take into account any factors it
deems appropriate. The Fund may determine fair value	deems appropriate. The Fund may determine fair value
based upon developments related to a specific security,	based upon developments related to a specific security,
current valuations of foreign stock indices (as reflected	current valuations of foreign stock indices (as reflected
in U.S. futures markets), and/or U.S. sector or broader	in U.S. futures markets), and/or U.S. sector or broader
stock market indices. The price of securities used by the	stock market indices. The prices of securities used by the
Fund to calculate its NAV may differ from quoted or	Fund to calculate its NAV may differ from quoted or
published prices for the same securities. Fair value	published prices for the same securities. Fair value
pricing may involve subjective judgments and it is	pricing may involve subjective judgments and it is
possible that the fair value determined for a security is	possible that the fair value determined for a security is
materially different than the value that could be realized	materially different than the value that could be realized
upon the sale of that security.	upon the sale of that security.

The Surviving Fund anticipates using fair value pricing	The Acquired Fund anticipates using fair value pricing
for securities primarily traded on U.S. exchanges only	for securities primarily traded on U.S. exchanges only
under very limited circumstances, such as the early	under very limited circumstances, such as the early
closing of the exchange on which a security is traded or	closing of the exchange on which a security is traded or
suspension of trading in the security. The Fund may use	suspension of trading in the security. The Fund may use
fair value pricing more frequently for securities traded	fair value pricing more frequently for securities
primarily in non-U.S. markets because, among other	primarily traded in non-U.S. markets because, among
things, most foreign markets close well before the Fund	other things, most foreign markets close well before the
values its securities at 4:00 p.m. Eastern time. The	Fund values its securities at 4:00 p.m. Eastern time. The
earlier close of these foreign markets gives rise to the	earlier close of these foreign markets gives rise to the
possibility that significant events, including broad	possibility that significant events, including broad
market moves, may have occurred in the interim. To	market moves, may have occurred in the interim. To
account for this, the Fund may frequently value many	account for this, the Fund may frequently value many
foreign equity securities using fair value prices based on	foreign equity securities using fair value prices based on
third-party vendor modeling tools to the extent available.	third-party vendor modeling tools to the extent available.

The Surviving Fund’s Board of Trustees has delegated	The Board has delegated responsibility for valuing the
responsibility for valuing the Fund’s assets to a Pricing	Fund’s assets to a Pricing Committee of the Manager,
Committee of the Manager, which operates under the	which operates under the policies and procedures
policies and procedures approved by the Board and	approved by the Board, and which is subject to the
which is subject to the Board’s oversight.	Board’s oversight.

PRINCIPAL RISK FACTORS.

     Like all investments, an investment in each Fund involves risk. There is no assurance that a Fund will meet its investment objective. A Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with most investments in mutual funds, the best results are achieved when investments in the Funds are held for a number of years.

Investments in the Funds are subject to several risks. The Funds’ primary risks are summarized below.

Market risk. Market risk is the risk that all or a majority of the securities in a certain market–like the stock or bond market–will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, the fund could experience a higher or lower return than anticipated.

Interest rate risk. Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

Industry and security risk. Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry. Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such a pending merger or actual or threatened bankruptcy).

Credit risk. Credit risk is risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact a fund’s performance.

Liquidity risk. Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

Foreign risk. Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

Currency risk. Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

Prepayment risk. Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

Bank loans and other direct indebtedness risk. Bank loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

Government and regulatory risk. Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

Derivatives risk. Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving futures, options and swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

Counterparty risk. If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan.

     The Plan sets forth the terms and conditions of the Reorganization. Certain provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached as Appendix A to this Solicitation of Consent.

     At the consummation of the Reorganization, which is expected to occur at the close of business on or about September 30, 2009, (the “Effective Time”), all of the assets and liabilities of the Acquired Fund will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that after the Effective Time, the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Surviving Fund. The transfer of assets by the Acquired Fund will occur at their then-current market value as determined in accordance with the Acquired Fund’s valuation procedures and shares of the Surviving Fund to be issued to the Acquired Fund shall be valued at their then-current net asset value determined in accordance with the Surviving Fund’s valuation procedures. Class A Shares of the Surviving Fund will be distributed to shareholders of the Acquired Fund in exchange for the Acquired Fund shares. After completion of the Reorganization, each shareholder of the Acquired Fund will own Class A Shares of the Surviving Fund equal in value to the current net asset value of such shareholder’s shares of the Acquired Fund. The front-end sales load applicable to Class A Shares of the Surviving Fund will not be charged for the shares received in the reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund. Following the completion of the Reorganization, the Acquired Fund will be liquidated and the registration of the Acquired Fund under the 1940 Act will be terminated.

     The Plan provides that the Acquired Fund’s Board will declare a dividend or dividends, as necessary, with respect to the Acquired Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Acquired Fund all undistributed ordinary income earned and net capital gains recognized up to and including the time at which the Acquired Fund’s net asset value is determined for purposes of the Reorganization (the “Valuation Date”). The shareholders of the Acquired Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

     The stock transfer books of the Trust with respect to the Acquired Fund will be permanently closed as of the close of business on the Valuation Date, which is the day immediately preceding the Effective Time. Redemption requests received thereafter by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to the Plan. If any shares of the Acquired Fund are represented by a share certificate, the certificate must be surrendered to the Trust’s transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be issued. Any special options relating to a shareholder’s account in the Acquired Fund will transfer over to the Surviving Fund without the need for the shareholder to take any action.

     The Reorganization is subject to a number of conditions as set forth in the Plan attached hereto as Appendix A. The Trust, by consent of its Board or an officer authorized by the Board, may waive any condition to the obligations of the Acquired Fund or the Surviving Fund under the Plan. The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing: (i) by mutual consent by the Trust and the Delaware Group Income Funds; (ii) by the Delaware Group Income Funds if certain conditions have not been fulfilled, or waived by it; and (iii) by the Trust if certain conditions have not been fulfilled, or waived by it. The Plan provides further that the Plan may be amended only by mutual consent of the Trust and the Delaware Group Income Funds in writing.

The Manager has undertaken to bear and pay all expenses in connection with the Reorganization.

Reasons For Reorganization.

     The Acquired Fund’s Board considered the Reorganization at a meeting held on May 19-21, 2009, and approved the Plan. In considering the Plan, the Board received information from representatives of the Manager detailing the Reorganization, including: (i) the specific terms of the Plan, including information regarding comparative expenses; (ii) the proposed plans for ongoing management, distribution and operation of the Surviving Fund; (iii) the management, financial position and business of the Manager and its affiliates; and (iv) the impact of the Reorganization on the Acquired Fund and its shareholders. In approving the Reorganization, the Board of the Acquired Fund determined that (i) participation in the Reorganization is in the best interest of the Acquired Fund’s shareholders; and (ii)  the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

     In making this determination, the Board of the Acquired Fund considered a number of factors, including the following:

  The investment objectives of the Acquired Fund and the Surviving Fund are identical;
  The investment strategies and risks of the Acquired Fund and the Surviving Fund are substantially similar;
  The Acquired Fund’s portfolio managers will serve as the portfolio managers for the Surviving Fund;
  The future prospects of the Acquired Fund if the Reorganization were not effected, including the Acquired Fund’s continuing viability as a series of the Trust;
  Shareholders of the Acquired Fund will likely benefit from economies of scale as a result of the Manager's efforts to increase the size of the Surviving Fund;
  The Reorganization is intended to be tax-free for federal income tax purposes for shareholders of the Acquired Fund; and
  The Acquired Fund’s shareholders will not bear any costs of the Reorganization.

Federal Income Tax Consequences

     The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions made and representations to be made on behalf of the Acquired Fund and the Surviving Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes:(i) shareholders of the Acquired Fund will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Surviving Fund; (ii) no gain or loss will be recognized by the Acquired Fund (a) upon the transfer of its assets to the Surviving Fund in exchange for the Surviving Fund shares and the assumption by the Surviving Fund of the liabilities of the Acquired Fund or (b) upon the distribution of the Surviving Fund shares by the Acquired Fund to its shareholders in liquidation, as contemplated in the Plan; (iii) neither the Surviving Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of the Acquired Fund; and (iv) the holding period and aggregate tax basis for Surviving Fund shares that are received by the Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder.

     Neither the Trust nor the Delaware Group Income Funds has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position.

     Capital losses can generally be carried forward to each of the eight (8) years succeeding the loss year to offset future capital gains. The Surviving Fund will inherit the tax attributes of the Acquired Fund, including any available capital loss carryforwards, as of the closing date. In general, it is not expected that any such capital loss carryforwards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either: (i) qualify as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership.

     After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes. You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

     Although the Acquired Fund and the Surviving Fund have identical investment objectives and substantially similar investment strategies, some portion of the Acquired Fund’s securities holdings may be sold prior to or immediately following the Reorganization. To the extent that the Acquired Fund’s securities holdings are sold prior to the Reorganization, the proceeds of such sales will be held in temporary investments or reinvested in assets that the Surviving Fund may hold. The possible need for the Acquired Fund to dispose of certain portfolio investments prior to the Reorganization could result in selling such investment at a disadvantageous time. The sale of securities either prior to the Reorganization or shortly thereafter could result in the Acquired Fund or the Surviving Fund realizing gains (which may be taxable) or losses that would not otherwise have been realized but for the Reorganization. Such a sale of assets and the reinvestment of the proceeds would involve brokerage and other transactional costs.

Shareholder Rights, Description of the Securities to be Issued.

     The Acquired Fund is organized as a series of the Trust, which is a Delaware statutory trust. The Surviving Fund is organized as a separate series of the Delaware Group Income Funds, which is also a Delaware statutory trust. Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The operations of the Acquired Fund and the Surviving Fund are governed by their trust documents; by-laws; and Delaware state law. Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “Commission”) thereunder, and any applicable state securities laws.

     Each of the Funds is governed by a board of trustees. The composition of the boards of trustees for each Fund is identical, both in terms of membership and the number of independent trustees. Both Funds indemnify their respective trustees and officers against liabilities and expenses incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

     Under the Trust’s Agreement and Declaration of Trust, the Acquired Fund’s shareholders have the power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by the

Agreement and Declaration of Trust, the Trust’s By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board may consider necessary or desirable. The shareholder of record (as of the record date established pursuant to the Agreement and Declaration of Trust) of each Share is entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter. Shares may be voted in person or by proxy.

     Under the Delaware Group Income Funds’ Agreement and Declaration of Trust, the Surviving Fund’s shareholders have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by the Agreement and Declaration of Trust, the Delaware Group Income Funds’ By-Laws, the 1940 Act or any registration statement of the Delaware Group Income Funds filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The shareholder of record (as of the record date established pursuant to the Agreement and Declaration of Trust) of each share is entitled to one vote for each full share, and a fractional vote for each fractional Share. Shareholders are not be entitled to cumulative voting in the election of Trustees or on any other matter. Shares may be voted in person or by proxy.

     Neither Fund is required to hold an annual shareholder meeting. A special meeting of the Acquired Fund or the Surviving Fund may be called by each Fund’s Board of Trustees. If a shareholder meeting is held, the Funds have substantially similar notice, quorum, and voting requirements. Both Funds typically require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

Capitalization.

     The capitalization table, as of June 30, 2009, sets forth the capitalization of the Surviving Fund, and the estimated capitalization of the Surviving Fund as adjusted to give effect to the proposed Reorganization. The Surviving Fund has not yet commenced operations but will do so at the time the Reorganization. The following are examples of the number of shares of the Surviving Fund that would have been exchanged for the shares of the Acquired Fund if the Reorganization had been consummated on June 30, 2009 and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as depicted, occurs. Each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Surviving Fund equal in value to the value (as of the last Valuation Date) of the shares of the Acquired Fund. The Surviving Fund is a new fund, without assets or liabilities, and is being created solely for the purpose of acquiring the assets of the Acquired Fund. The Acquired Fund will be the accounting survivor for financial statement purposes.

		Pro Forma – Surviving
	Acquired Fund	Fund after Reorganization
	(unaudited)*	(estimated)

Net assets (millions)	$6.96	$6.96
Total shares outstanding	709,628.435	709,628.435
Net asset value per share	$9.81	$9.81

* As of June 30, 2009.

     This table is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and the Surviving Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Surviving Fund that actually will be received on or after such date.

     ADDITIONAL INFORMATION ABOUT THE SURVIVING FUND AND THE ACQUIRED FUND

Comparison of Investment Objectives, Principal Investment Strategies, and Portfolio Management.

     The investment objectives and portfolio management of the Funds are identical and the principal investment strategies of the Funds are substantially similar. The following tables describe such objectives, strategies and management for each of the Acquired Fund and the Surviving Fund.

ACQUIRED FUND

Investment Objective	The Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment grade fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (80% Policy). The Fund's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under 10 years) form the core of the Fund. Long-term bonds (over 10 years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Fund's assets will be invested in U.S. government securities, mortgage-backed securities, and asset-backed securities. All securities purchased by the Fund will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Fund falls below BBB or Baa, the Fund, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Fund in light of market conditions.

The Fund may invest up to 20% of its assets in foreign securities. The Fund intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and non- dollar- denominated securities traded outside of the U.S. Presently, the Fund plans on investing its foreign assets primarily in the following types of foreign fixed income securities: Yankee bonds; supranational entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign noncorporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

Portfolio Management	Paul Grillo, Roger A. Early and Thomas H. Chow have day-to-day responsibilities for making investment decisions for the Fund. SURVIVING FUND

Investment Objective	The Core Bond Fund seeks maximum long term total return, consistent with reasonable risk. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Principal Investment Strategies

The Fund will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (80% Policy). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities purchased by the Fund will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB or better by S&P or Baa or better by Moody’s or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Fund falls below BBB or Baa, the Fund, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Fund in light of market conditions.

The Fund may invest up to 20% of its assets in foreign securities. The Fund intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The Fund may invest in securities issued in any currency and may hold foreign currencies. Presently, the Fund intends to invest its foreign assets primarily in U.S. dollar-denominated fixed income securities in a manner consistent with the foreign securities weighting in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations. Subject to certain limitations, the Fund will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps, and index swap agreements.

Portfolio Management	Paul Grillo, Roger A. Early and Thomas H. Chow have day-to-day responsibilities for making investment decisions for the Fund.

Comparison of Fundamental Investment Policies.

     The fundamental investment restrictions of the Acquired Fund and the Surviving Fund are identical. Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Performance Information.

     The Surviving Fund will not commence investment operations until the closing of the Reorganization, and therefore does not have any performance information to disclose. It is expected that as a result of the Reorganization, the Surviving Fund will succeed to the performance and financial history of the Acquired Fund.

* * *

     More information about the Acquired Fund and the Surviving Fund is included in: (i) the Acquired Fund’s Prospectus dated February 27, 2009 (as it may be amended), which is incorporated by reference herein and considered a part of this Consent Solicitation Statement; (ii) the Statement of Additional Information dated February 27, 2009 (as it may be amended) relating to the Acquired Fund’s Prospectus; (iii) the Surviving Fund’s Prospectus dated August 26, 2009, which accompanies this Consent Solicitation Statement and is incorporated by reference and considered a part of this Consent Solicitation Statement; and (iv) the Statement of Additional Information dated August 26, 2009 relating to the Surviving Fund’s Prospectus.

     You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional (including any supplement) by calling 1-(800) 231-8002 or by writing via U.S. mail to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094. You may request free copies of the Surviving Fund’s Prospectus or Statement of Additional Information by calling 1-(800) 523-1918, or by writing to Delaware Group Income Funds, at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service.

     This Consent Solicitation Statement omits certain information contained in the registration statements for each of the Acquired Fund and the Surviving Fund. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Fund and the Surviving Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

     Each Fund also files proxy materials, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the Commission in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the Commission’s website (www.sec.gov).

PRINCIPAL SHAREHOLDERS

     As of August 1, 2009, the officers and Trustees of the Acquired Fund as a group owned or controlled less than 1% of the Fund. As of August 1, 2009, the following shareholders owned, of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner	Percentage of Acquired Fund

DMH Corp.	78.17%
Attn: Rick Salus
2005 Market Street, 9th Floor
Philadelphia, PA 19103-7007

Plumbers Local Union 690	6.84%
Industry Funds Employee's Pension Plan
2791 Southampton Road
Philadelphia, PA 19154-1211

Richard Bland College	10.88%
Foundation Fund
11301 Johnson Road
Petersburg, VA 23805-7100

     The percentage of the Surviving Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

CONTROL PERSONS

     Persons or organizations beneficially owning 25% or more of the outstanding shares of a fund may be presumed to “control” a fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a fund on any matter requiring the approval of the shareholders of that fund. As of August 1, 2009, DMH Corp., an affiliate of the Manager, was record owner of 78.17% of the outstanding shares of the Acquired Fund. Accordingly, DMH Corp. is deemed to control the Acquired Fund.

ADDITIONAL INFORMATION

     Investment Manager. The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of each Fund’s Board. For its services to the Acquired Fund, the Manager is entitled to an annual management fee as a percentage of average daily net assets equal to 0.40%. For its services to the Surviving Fund, the Manager is entitled an annual management fee as a percentage of average daily net assets equal to: 0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on assets in excess of $2.5 billion.

     In addition, an affiliate of the Manager, DMH Corp., owns a substantial amount of voting shares of the Acquired Fund, and thus “controls” the Fund, as that term is defined in the 1940 Act. As a result of such control, DMH Corp. has the ability to vote a majority of the shares of the Fund on all shareholder proposals, including the proposed written consent. It intends to vote its shares in favor of the Reorganization, consistent with the Board’s recommendation. Although the Manager and its affiliates stand to profit from the approval of the Reorganization due to the increase in the management fee, as described in more detail above, the Manager recommended that the Board approve the Reorganization because it believed that the Reorganization is in the best interest of the Acquired Fund’s shareholders.

     On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including the Manager, to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services. It is anticipated that the deal will close in the next several months. On September 3, 2009, the Surviving Fund's Board of Trustees approved a new investment management agreement between the Manager and the Surviving Fund. This investment management agreement will go into effect upon the assignment of the prior agreement due to the change in control of Delaware Investments upon the close of the transaction.

     Distributor. Delaware Distributors, L.P. (“DDLP”), located at 2005 Market Street, Philadelphia,

PA 19103-7094, serves as the Distributor of the shares of both the Acquired Fund and the Surviving Fund. Under separate Distribution Agreements with the Funds, DDLP sells shares of each Fund upon the terms and at the current offering price described in each Fund’s prospectus. DDLP is not obligated to sell any certain number of shares of a Fund. DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and is an affiliate of the Manager.

     Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as each Fund’s financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement with DDLP. LFD is primarily responsible for promoting the sale of each Fund’s shares through broker/dealers, financial advisors, and other financial intermediaries. The address of LFD is 130 N. Radnor-Chester Rd., Radnor, Pa 19087-5221. The fees associated with LFD’s services are borne exclusively by DDLP and not by the Funds.

     Transfer Agent. Delaware Services Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as each Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to separate Shareholder Services Agreements. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Lincoln National Corporation. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Surviving Fund for providing these services consisting of an annual per account charge of $27.00 for each open and $10.00 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. The Transfer Agent is paid 0.01% of the Acquired Fund’s average daily net assets annually.

     Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to each Fund.

     DSC also provides fund accounting and financial administration oversight services to the Funds. For these services, each Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.

      Custodian. BNY Mellon also serves as the custodian of each Fund’s securities and cash.

FINANCIAL HIGHLIGHTS

     Because the Surviving Fund had not commenced operations as of the date of this Consent Solicitation Statement, there are no financial statements or financial highlights available for this Fund.

Philadelphia, PA September 8, 2009	Delaware Pooled Trust

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), made as of this [__] day of [___] 2009, by and between Delaware Group Income Funds, a statutory trust created under the laws of the State of Delaware (“Acquiring Trust”), with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Core Bond Fund (“Acquiring Fund”), and Delaware Pooled Trust, a statutory trust created under the laws of the State of Delaware (“Acquired Fund Trust”), with its principal place of business also at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, The Intermediate Fixed Income Portfolio (“Acquired Fund”).

PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the “Plan”) will consist of: (i) the acquisition by Acquiring Trust on behalf of Acquiring Fund of all of the property, assets and goodwill of Acquired Fund in exchange solely for shares of beneficial interest, without par value, of Acquiring Fund – Class A (“Acquiring Fund Class A Shares”); (ii) the distribution of Acquiring Fund Class A Shares to the holders of Acquired Fund – Original Class (“Acquired Fund Original Class); and (iii) the dissolution of Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

AGREEMENT

     In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Assumption of Liabilities, Liquidation and Dissolution of Acquired Fund

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Acquiring Trust herein contained, and in consideration of the delivery by Acquiring Trust of the number of its shares of beneficial interest of Acquiring Fund hereinafter provided, Acquired Fund Trust, on behalf of Acquired Fund, agrees that it will sell, convey, transfer and deliver to Acquiring Trust, on behalf of Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets and property of Acquired Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”) (collectively, the “Assets”). The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date in connection with the acquisition of the Assets and subsequent liquidation and dissolution of the Acquired Fund (collectively, the “Liabilities”). The Acquired Fund will use its best efforts to discharge all of known Liabilities prior to or at the Valuation Date to the extent permissible and consistent with its own investment objectives and policies.

     (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Acquired Fund Trust on behalf of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Acquiring Trust agrees at the Closing to deliver to Acquired Fund Trust, on behalf of Acquired Fund, the number of Acquiring Fund Class A Shares determined by dividing the net asset value per share of Acquired Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Class A Shares as of Close of Business on the Valuation

Date, and multiplying the result by the number of outstanding Acquired Fund Class A Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, Acquired Fund Trust shall dissolve Acquired Fund and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of Acquiring Fund will be issued to shareholders of Acquired Fund shares irrespective of whether such shareholders hold their shares in certificated form.

     (d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

     (e) At the Closing, each shareholder of record of Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on such Distribution Record Date.

2. Valuation

     (a) The value of Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of Acquired Fund Class A Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

3. Closing and Valuation Date

     The Valuation Date shall be September 18, 2009, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Acquiring Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 9:00 a.m., Eastern Time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Acquiring Trust or Acquired Fund Trust, accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of Acquired Fund and Acquiring Fund is practicable in the judgment of Acquiring Trust and Acquired Fund Trust. Acquired Fund Trust shall have provided for delivery as of the Closing of those Assets of Acquired Fund to be transferred to Acquiring Trust’ Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286. Also, Acquired Fund Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. Acquiring Trust shall provide evidence satisfactory to Acquired Fund Trust in such manner as Acquired Fund Trust may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

4. Representations and Warranties by Acquired Fund Trust

    Acquired Fund Trust represents and warrants to Acquiring Trust that:

     (a) Acquired Fund Trust is a statutory trust created under the laws of the State of Delaware on December 15, 1999, and is validly existing and in good standing under the laws of that State. Acquired Fund Trust, of which Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Acquired Fund Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, with no par value. Each outstanding share of Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (c) The financial statements appearing in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2008, audited by Ernst & Young, LLP, copies of which have been delivered to Acquiring Trust, and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Trust, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

     (e) The statement of assets and liabilities to be furnished by Acquired Fund Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, Acquired Fund Trust, on behalf of Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) Acquired Fund Trust has the necessary trust power and trust authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

     (h) Acquired Fund Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (i) Acquired Fund Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither Acquired Fund Trust nor Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

     (k)  Acquired Fund Trust does not have any unamortized or unpaid organizational fees or  expenses.

     (l) Acquired Fund Trust has elected to treat Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

5. Representations and Warranties by Acquiring Trust

Acquiring Trust represents and warrants to Acquired Fund Trust that:

     (a) Acquiring Trust is a statutory trust created under the laws of the State of Delaware on September 29, 1999, and is validly existing and in good standing under the laws of that State. Acquiring Trust, of which Acquiring Fund is a separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund. Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.

     (c) At the Closing, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) Acquiring Trust has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund as such businesses are now being conducted.

     (e) Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

     (f) Acquiring Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (h) Neither Acquiring Trust nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (i) The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, made available to Acquired Fund Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

     (j) The Acquiring Fund is, and will be at the time of Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

     (k) The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6. Representations and Warranties by Acquired Fund Trust and Acquiring Trust

     Acquired Fund Trust and Acquiring Trust each represents and warrants to the other that:

     (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of Acquired Fund or Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Acquiring Fund. On behalf of Acquired Fund or

Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund or Acquiring Fund, as appropriate.

     (d) All information provided to Acquired Fund Trust by Acquiring Trust, and by Acquired Fund Trust to Acquiring Trust, for inclusion in, or transmittal with, the Proxy Statement with respect to this Agreement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of Acquired Fund Trust with respect to the approval of Acquired Fund’s shareholders of this Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. Covenants of Acquired Fund Trust

     (a) Acquired Fund Trust covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) Acquired Fund Trust undertakes that Acquired Fund will not acquire the shares of beneficial interest of Acquiring Fund for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

     (c) Acquired Fund Trust covenants that by the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) Acquired Fund Trust will at the Closing provide Acquiring Trust with:

     (1) A statement of the respective tax basis of all investments to be transferred by Acquired Fund to Acquiring Fund.

     (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

     (3) All FIN 48 work papers and supporting statements pertaining to the Acquired Fund.

     (e) The Board of Trustees of Acquired Fund Trust shall take all actions reasonably necessary to obtain the approval from the Acquired Fund’s shareholders of the transactions contemplated herein. The Board of Trustees of Acquired Fund Trust shall cause to be filed with the U.S. Securities and Exchange Commission (the “Commission”), and mailed to each shareholder of record of the Acquired Fund, a Proxy Statement that complies in all material respects with the applicable provisions of the Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) Acquired Fund Trust shall supply to Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

     (g) As promptly as practicable, but in any case within sixty days after the Closing Date, Acquired Trust on behalf of Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code.

8. Covenants of Acquiring Trust

     (a) Acquiring Trust covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

     (b) Acquiring Trust covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (c) Acquiring Trust shall have filed with the Commission a Proxy Statement on Schedule 14A (“Proxy Statement”), relating to the shares of beneficial interest of Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Proxy Statement becomes effective as promptly as practicable. At the time such Proxy Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Proxy Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Proxy Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9. Conditions Precedent to be Fulfilled by Acquired Fund Trust and Acquiring Trust

     The obligations of Acquired Fund Trust and Acquiring Trust to effectuate this Agreement and the Plan hereunder shall be subject to the following respective conditions:

     (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees, certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Plan and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That Acquired Fund, unless it provides an opinion of counsel that the consummation of the transactions contemplated hereunder qualify as a reorganization under Section 368(a)(1)(F) of the Code, shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of Acquired Fund or Acquiring Fund.

     (g) That prior to or at the Closing, Acquired Fund Trust and Acquiring Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, this Agreement and in accordance with customary representations provided by Acquired Fund Trust and Acquiring Trust in certificates delivered to SRSY:

     (1) The acquisition by Acquiring Fund of all of the assets of Acquired Fund in exchange for Acquiring Fund shares to be issued pursuant to Section 1 hereof and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund shares in complete liquidation of Acquired Fund, should qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 361(a) and Section 357(a) of the Code;

     (3) No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) and the assumption by Acquiring Fund of the liabilities of the Acquired Fund pursuant to Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund shares to Acquired Fund shareholders in complete liquidation of Acquired Fund pursuant to Section 361(c)(1) of the Code;

     (5) The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

     (6) The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their shares in Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of Acquiring Fund (to be issued in accordance with Section 1 hereof), pursuant to Section 354(a) of the Code;

     (8) The basis of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of Acquired Fund exchanged therefor pursuant to Section 358(a)(1) of the Code;

     (9) The holding period of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund shares surrendered in exchange therefor, provided that Acquired Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and

     (10) Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code and the Income Tax Regulations thereunder.

     (h) That Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Acquired Fund Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Acquired Fund Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on December 15, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Acquired Fund Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund;

     (3) Acquired Fund Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Acquired Fund Trust, the unfavorable outcome of which would materially and adversely affect Acquired Fund Trust or Acquired Fund;

     (5) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Acquired Fund Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (6) Neither the execution, delivery nor performance of this Agreement by Acquired Fund Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Acquired Fund Trust is a party or by which Acquired Fund Trust is otherwise bound; and

     (7) This Agreement has been validly authorized and executed by Acquired Fund Trust and represents the legal, valid and binding obligation of Acquired Fund Trust and is enforceable against Acquired Fund Trust in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Acquired Fund Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquired Fund Trust.

     (i) That Acquired Fund Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Acquiring Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on September 29, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund;

     (3) Acquiring Trust is an open-end investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Acquiring Trust, the unfavorable outcome of which would materially and adversely affect Acquiring Trust or Acquiring Fund;

     (5) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Acquiring Trust or Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

      (6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (7) Neither the execution, delivery nor performance of this Agreement by Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Acquiring Trust is a party or by which Acquiring Trust is otherwise bound; and

     (8) This Agreement has been validly authorized and executed by Acquiring Trust and represents the legal, valid and binding obligation of Acquiring Trust and is enforceable against Acquiring Trust in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Trust.

     (j) That Acquiring Trust’ Proxy Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Proxy Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by Acquiring Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

     (l) That at the Closing, Acquired Fund Trust, on behalf of Acquired Fund, transfers to Acquiring Fund aggregate Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Acquired Fund at the Close of Business on the Valuation Date.

     10. Fees and Expenses The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Delaware Management Company, a series of Delaware Management Business Trust.

11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan abandoned at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

      (1) by mutual consent of Acquired Fund Trust and Acquiring Trust;

     (2) by Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Acquiring Trust; or

     (3) by Acquired Fund Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Acquired Fund Trust.

(b) If the transactions contemplated by this Agreement have not been consummated by

December 31, 2009, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Acquired Fund Trust and Acquiring Trust.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Acquired Fund Trust or Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Acquired Fund Trust or Acquiring Trust, respectively (whichever is entitled to the benefit thereof).

     (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither Acquired Fund Trust nor Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Acquired Fund Trust or Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Acquired Fund Trust or the Board of Trustees of Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12. Liability of Acquiring Trust and Acquired Fund Trust

     (a) Each party acknowledges and agrees that all obligations of Acquiring Trust under this Agreement are binding only with respect to Acquiring Fund; that any liability of Acquiring Trust under this Agreement with respect to Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Acquired Fund Trust nor Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Acquiring Trust, the trustees, officers, employees or agents of Acquiring Trust, or any of them.

     (b) Each party acknowledges and agrees that all obligations of Acquired Fund Trust under this Agreement are binding only with respect to Acquired Fund; that any liability of Acquired Fund Trust under this Agreement with respect to Acquired Fund, or in connection with the transactions contemplated herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired Fund; that no other series of Acquired Fund Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Acquiring Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Acquired Fund Trust, the trustees, officers, employees or agents of Acquired Fund Trust, or any of them.

13. Cooperation and Exchange of Information

     Acquiring Trust and Acquired Fund Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

15. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

16. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

17. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Acquired Fund Trust or Acquiring Trust at 2005 Market Street, Philadelphia, PA 19103, Attention: Secretary.

18. Governing Law

      This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

19. Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     IN WITNESS WHEREOF, Acquired Fund Trust and Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                                                               Delaware Pooled Trust, on behalf of the The Intermediate Fixed Income Portfolio

By:_________________________

                                                                 Delaware Group Income Funds, on behalf of the Delaware Core Bond Fund

By: _________________________

DELAWARE POOLED TRUST 2005 Market Street Philadelphia, Pennsylvania 19103 _____________________________

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September 8, 2009 of the solicitation of consents from the shareholders of The Intermediate Fixed Income Portfolio, a series of Delaware Pooled Trust, a Delaware statutory trust, and the Consent Solicitation Statement related thereto and (ii) votes all of his/her/their shares of The Intermediate Fixed Income Portfolio held of record by the undersigned on August 1, 2009, in the manner designated herein.

THIS CONSENT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE HEREIN. IF NO SPECIFICATION IS MADE, THIS CONSENT WILL BE COUNTED AS A “CONSENT” IN FAVOR OF THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS PROVIDE THEIR CONSENT TO THE PROPOSAL. PLEASE REVIEW CAREFULLY THE CONSENT SOLICITATION STATEMENT DELIVERED WITH THIS CONSENT.

     1. To authorize the Reorganization of The Intermediate Fixed Income Portfolio, a series of Delaware Pooled Trust, into Delaware Core Bond Fund, a series of Delaware Group Income Funds.

CONSENT	CONSENT WITHHELD	ABSTAIN
☐	☐	☐

Name:________________________________ Date:________________________________ Name:________________________________ Date:________________________________

NOTE: PLEASE DATE THIS CONSENT AND SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. FOR JOINTLY OWNED SHARES, EACH OWNER SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. CONSENTS EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND SHOULD BEAR THE CORPORATE SEAL.

PLEASE DATE AND SIGN THIS CONSENT AND FAX IT PROMPTLY TO (215) 255-1640.